CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 29 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft
THIS SUPPLEMENTAL AGREEMENT NO. 29 (SA-29), entered into as of
December 31, 2025, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.
WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively, Aircraft); and
WHEREAS, Customer and Boeing agree to reschedule [***] Aircraft from [***] to [***]; and
WHEREAS, Customer and Boeing agree to reschedule [***] Option Aircraft from [***] to [***], and Customer simultaneously exercises [***] of these [***] Option Aircraft; and
WHEREAS, Customer and Boeing agree to convert and reschedule all of Customer’s [***] Rolling Option Aircraft to [***] Option Aircraft from [***] to [***], and Customer simultaneously exercises [***] of these [***] Option Aircraft; and
WHEREAS, Customer and Boeing agree to incorporate [***] incremental [***] Aircraft and [***] incremental [***] Option Aircraft to the Purchase Agreement; and

BOEING PROPRIETARY
P.A. 3866
ASA

WHEREAS, Customer and Boeing have previously executed [***] documents establishing the [***] for the [***], and now wish to incorporate the [***] into the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-29.
2.    Tables and Supplemental Exhibits.
The Tables, Exhibits and Supplemental Exhibits in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-29.
2.1    Table [***] is hereby deleted in its entirety and replaced with a new Table [***] attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-29.
2.2    Table [***] is hereby deleted in its entirety and replaced with a new Table [***] attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-29.
2.3    Table [***] is hereby deleted in its entirety and replaced with a new Table [***] attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-29.
2.4    Table [***] is hereby deleted in its entirety and replaced with a new Table [***] attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-29.
2.5    A new Table [***] is attached hereto that is incorporated into the Purchase Agreement to reflect [***] in this SA-29.
2.6    Exhibit [***] in the Purchase Agreement, entitled [***], is hereby deleted in its entirety and replaced with a revised Exhibit [***] attached hereto.
2.7    Supplemental Exhibit [***] in the Purchase Agreement, entitled [***], is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement to reflect [***] in this SA-29.
3.    Letter Agreements.
3.1    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.

BOEING PROPRIETARY
P.A. 3866
ASA

3.2    Letter Agreement No. [***], entitled [***] (including attachments thereto), is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***] (including attachments thereto), attached hereto, in this SA-29.
3.3    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.4    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.5    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.6    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.7    Letter Agreement No. [***], entitled [***] (including attachments thereto), is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***] (including attachments thereto), attached hereto, in this SA-29.
3.8    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.9    Letter Agreement No. [***], entitled [***], is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, in this SA-29.
3.10    Letter Agreement No. [***], entitled [***], attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.11    Letter Agreement No. [***], entitled [***] (including attachments thereto), attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.12    Letter Agreement No. [***], entitled [***], attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.13    Letter Agreement No. [***], entitled [***], attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.14    Letter Agreement No. [***], entitled [***], attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.15    Letter Agreement No. [***], entitled [***] (including attachments thereto), attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
3.16    Letter Agreement No. [***], entitled [***] attached hereto, is hereby added and incorporated in the Purchase Agreement as part of SA-29.
4.    Amount Due.
[***]
5.    Miscellaneous.

BOEING PROPRIETARY
P.A. 3866
ASA

5.1    [***].
5.2    [***].

EXECUTED IN DUPLICATE as of the day and year first written above and below.

BOEING PROPRIETARY
P.A. 3866
ASA

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 3866
ASA